Keystone State Tax Free Fund--Series II
Seeks generous tax-free income from high quality municipal bonds

Dear Shareholder:

We are writing to report to you on Keystone America State Tax Free Fund--Series II for the twelve-month period as of November 30, 1995. Following this letter we have included a performance summary of the California Insured and the Missouri Tax Free Fund and an interview with Betsy Blacher, head of Keystone's municipal bond department, who discusses the market's performance.

Municipal bond market rebound

This was an unusually strong year for municipal bonds. After an unsettled market in 1994, patience rewarded municipal bond investors in 1995. Interest rates declined and bond prices rose as the slow growth economy kept inflation under control. This 'soft landing' for the economy created a very positive environment for bond investors, resulting in unusually strong one-year total returns. The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 18.91% for the twelve-month period which ended November 30, 1995.

Relatively attractive values

Despite the strong performance of municipal bonds in 1995, they remained attractive versus comparable U.S. Treasury securities. In fact, municipal bond yields averaged about 93% of the yields on comparable long-term U.S. Treasury bonds, a historically high level.(1) This meant that many investors could obtain significantly better yields from municipal bonds than Treasuries on an after-tax basis.

Outlook

We anticipate a continuation of the positive environment for municipal bonds over the next twelve months. Interest rates should trend down as the economy continues to slow and level off. However, we do not expect a recession in 1996. A slow growth environment could result in some price appreciation for shareholders, but we believe most of the returns should come from income. Municipal bond supply should remain tight in 1996. With the possibility of rising demand, we think these factors should continue to provide positive support for municipal bond prices and your Fund.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds      [photo: Albert H. Elfner, III]  [photo: George S. Bissell]

January 1996

------------
(1) Source: Keystone Investments, Inc. The average yield of a selection of 30-year AA-rated municipal bonds compared to the yield on a 30-year U.S. Treasury bond yield on November 30, 1995.

Keystone California Insured Tax Free Fund
Seeks to earn generous income, exempt from federal and state income tax, while preserving capital.

Your Fund's Performance

Performance

For the twelve-month period which ended November 30, 1995:

Class A shares returned 19.63%,
Class B shares returned 18.95%, and
Class C shares returned 18.69%.

Portfolio strategy

Your Fund's strong performance was the result of declining interest rates and our careful security selection over the twelve month period. As interest rates declined and the financial crisis in Orange County unfolded, we saw several opportunities for California municipal bond investors. During this period, we maintained an average maturity that was longer than your Fund's peer group. The average maturity of the Fund's holdings was 20 years on November 30, 1995. Historically, longer maturity bonds tend to perform well in an environment of declining interest rates.

********************************[Pie chart]************************************
Portfolio Quality Summary
as of November 30, 1995

S&P rating(2)

AAA             98%
A                1%
B                1%

Average portfolio quality: AAA
(percentage of portfolio assets)

(2)Where Standard & Poor's ratings were not available, we have used rating from Fitch Investors Service, Moody's Investor Service, Inc. or another nationally recognized statistical rating organization.
 ******************************************************************************

We also increased our holdings of uninsured, investment grade municipal bonds--your Fund has the flexibility to invest up to 20% of net assets in these bonds. We believed many of these bonds had been depressed by the Orange County crisis. In January 1995 we began to increase our holdings of selected investment grade (uninsured) bonds because they had underperformed the California municipal bond market. In the months that followed, the California municipal bond market traded back to its historical norm, and our uninsured holdings outperformed considerably. By summer 1995, we decreased your Fund's holdings of uninsured bonds and repositioned our assets into AAA-rated insured bonds. Since that time, we believe quality has been the key to overall fund stability and performance.

Economic environment

The California economy is finally regaining steam. Most of the jobs lost in the last recession have been replaced and state tax receipts are coming in ahead of estimates. New businesses are sprouting in the areas of entertainment, technology, and international trade. In addition, the effect of anticipated Medicare cuts should be minimized because California has implemented a number of managed care programs.

Nevertheless, California continues to rely heavily on short-term financing to meet its tremendous budget needs. Housing remains at depressed levels and the state's ability to withstand another natural disaster is precarious. While the state had an operating surplus of $820 million for fiscal 1995, California has accumulated a deficit of $1.3 billion from prior years. The state also has growing needs for schools and jails. While well on its way, California has several years to go before its economy is structurally healthy.

Outlook

We expect to continue with our significant emphasis on the highest quality (AAA-rated) bonds. With yield differences between high and lower grade California bonds narrow, we believe there is little incentive for downgrading at this time. In addition, over half the portfolio is held in discount bonds, reflecting our continued belief in the appreciation potential of selected California municipal bonds.

In view of the variety of the state's fiscal challenges, we believe that your Fund's emphasis on insured bonds provides additional protection and stability. The independent backing provided by the guarantor(s) enhances the bonds' safety and liquidity, making them competitive with uninsured issues in both quality and performance.

 Tax-Equivalent Yields
                  Federal Tax Bracket(3)
--------------------------------------------
                31%         36%       39.6%
--------------------------------------------
               Combined federal/state rate
--------------------------------------------
             38.32%      45.82%      49.95%
--------------------------------------------
Yield            Taxable Equivalent Yield
--------------------------------------------
4.5%           7.3%        8.3%        9.0%
--------------------------------------------
5.0%           8.1%        9.2%       10.0%
--------------------------------------------
5.5%           8.9%       10.2%       11.0%
--------------------------------------------

(3)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

Keystone California Insured Tax Free Fund

***************************[Mountain chart]************************************
Growth of an investment in
Keystone California Insured Tax Free Fund
Class A

$ In Thousands

             Initial      Reinvested
           Investment   Distributions
 2/94         9363           9404
 3/94         8877           8962
 4/94         8915           9043
 5/94         8944           9114
 6/94         8801           9011
 7/94         8972           9230
 8/94         8963           9263
 9/94         8753           9088
10/94         8506           8874
11/94         8287           8688
12/94         8287           8730
 1/95         8620           9123
 2/95         8896           9458
 3/95         8858           9463
 4/95         8782           9424
 5/95         9163           9876
 6/95         8887           9521
 7/95         8868           9644
 8/95         8944           9770
 9/95         8972           9845
10/95         9153          10088
11/95         9391          10394

A $10,000 investment in Keystone California Insured Tax Free Fund Class A made on February 1, 1994 with all distributions reinvested was worth
$10,394 on November 30, 1995. Past performance is no guarantee of future results.
*****************************************************************************

Twelve-Month Performance as of November 30, 1995
-----------------------------------------------------------------------------
                                    Class A       Class B        Class C
Total returns*                       19.63%        18.95%         18.69%
Net asset value 11/30/94             $8.70         $8.68          $8.68
                11/30/95             $9.86         $9.82          $9.80
Dividends                            $0.50         $0.47          $0.46
Capital gains                         None          None           None

* Before deducting any sales charges.

Historical Record as of November 30, 1995
-----------------------------------------------------------------------------
Average Annual Returns            Class A      Class B       Class C
1-year w/o sales charge           19.63%       18.95%       18.69%
1-year                            13.95%       14.95%       18.69%
Life of Class                      2.13%        2.33%        4.24%

Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

Class C share performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone Missouri Tax Free Fund
Seeks to earn generous income, exempt from federal and state income tax, while preserving capital.

Your Fund's Performance

Performance

For the twelve-month period which ended November 30, 1995:
 Class A shares returned 19.86%,
 Class B shares returned 18.79%, and
 Class C shares returned 18.78%.

Portfolio strategy

Your Fund's strong performance was the result of declining interest rates and our careful security selection over the twelve month period. As interest rates declined, we emphasized bonds we believed would benefit from the declining interest rate environment: bonds with extended call protection, zero coupon, and insured discount bonds. This strategy resulted in an average maturity that was longer than your Fund's peer group. The average maturity of the Fund's holdings was 20 years on November 30, 1995. Historically, longer maturity bonds tend to perform better in an environment of declining interest rates.

******************************[Pie chart]********************************
Portfolio Quality Summary
as of November 30, 1995

S&P rating(4)

AAA             48%
AA              26%
A               19%
BBB              7%

Average portfolio quality: AA
(as a percentage of portfolio assets)

(4)Where Standard & Poor's ratings were not available, we have used rating from Fitch Investors Service, Moody's Investor Service, Inc. or another nationally recognized statistical rating organization.
*****************************************************************************

By increasing the call protection of the portfolio, we attempted to preserve your Fund's income and enhance its total return. We divested your Fund of bonds with short calls and replaced them with bonds with ten year calls. Many municipal bonds have "call" features that allow the issuer to redeem prior to a bond's normal maturity date. Bonds are often called when interest rates decline, forcing investors to reinvest proceeds at a lower rate. Whenever possible, we also added premium, noncallable bonds.

We also increased our holdings of zero coupon bonds. These bonds tend to react strongly to changes in interest rates. As rates declined these bonds provided excellent returns to the portfolio. We also held about 25% of the portfolio in insured discount bonds, which historically have tended to move with the municipal bond market.

Economic Environment

Missouri has continued to broaden its economic base and reduce its dependence on defense contracts and automobile manufacturing through growth in tourism, health care and financial business services. New jobs growth has been strong and the state's unemployment rate has been below the national average. Solid fiscal management at the state level has resulted in balanced budgets year after year.

Outlook

Our outlook for Missouri municipal bonds remains positive for 1996. We expect rates to be stable or trend down and supply to remain tight. In view of Missouri's track record of strong fiscal and economic performance, we do not expect the state to be hurt as much as other states by proposed cuts in Medicaid and agricultural subsidies. We think the state is on solid footing and the environment should continue to be favorable for your Fund.

Keystone Missouri Tax Free Fund

Tax-Equivalent Yields
                  Federal Tax Bracket(5)
--------------------------------------------
                31%        36%       39.6%
--------------------------------------------
               Combined federal/state rate
--------------------------------------------
             33.86%     38.46%      41.79%
--------------------------------------------
Yield            Taxable Equivalent Yield
--------------------------------------------
4.5%           6.8%       7.3%        7.7%
--------------------------------------------
5.0%           7.6%       8.1%        8.6%
--------------------------------------------
5.5%           8.3%       8.9%        9.4%
--------------------------------------------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

(5)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

**************************[Mountain chart]*********************************
Growth of an investment in
Keystone Missouri Tax Free Fund Class A

$ In Thousands

             Initial      Reinvested
           Investment    Distributions
 2/94         9420          9462
 3/94         8982          9068
 4/94         8925          9053
 5/94         9001          9173
 6/94         8925          9139
 7/94         9058          9318
 8/94         9048          9352
 9/94         8839          9178
10/94         8610          8985
11/94         8306          8710
12/94         8506          8962
 1/95         8734          9245
 2/95         8915          9479
 3/95         8934          9544
 4/95         8925          9577
 5/95         9220          9937
 6/95         9048          9795
 7/95         9020          9808
 8/95         9125          9965
 9/95         9163         10050
10/95         9296         10240
11/95         9439         10440

A $10,000 investment in Keystone Missouri Tax Free Fund
Class A made on February 1, 1994 with all distributions reinvested was worth $10,440 on November 30, 1995. Past performance is
no guarantee of future results.
*****************************************************************************

Twelve-Month Performance as of November 30, 1995
-----------------------------------------------------------------------------
                              Class A      Class B       Class C
Total returns*                 19.86%       18.79%         18.78%
Net asset value 11/30/94        $8.72        $8.67          $8.66
                11/30/95        $9.91        $9.80          $9.79
Dividends                       $0.50        $0.46          $0.46
Capital gains                    None         None           None

* Before deducting any sales charges.

Historical Record as of November 30, 1995
-----------------------------------------------------------------------------
Average Annual Returns       Class A      Class B       Class C
1-year w/o sales charge       19.86%       18.79%        18.78%
1-year                        14.16%       14.79%        18.78%
Life of Class                  2.38%        2.22%         4.18%

Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

Class C share performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone State Tax Free Fund--Series II

                              A Discussion With
                               Fund Management

         Betsy A. Blacher heads Keystone's municipal bond investment team. Ms. Blacher is a professional with 16 years of investment experience specializing in municipal bonds. She holds a
           Bachelor's degree from Wheaton College in economics and
       sociology. Together, with portfolio managers Daniel Rabasco and
          George Kimball and analyst David Moore, the team evaluates municipal bonds for Keystone tax free funds.

----------------------------------------------------------------------
In evaluating bonds for the Funds, Keystone looks for . . .

(bullet) Strong credit ratings

(bullet) Responsible fiscal policies

(bullet) Solid financial positions

(bullet) Attractive values

Keystone's municipal bond team also evaluates local economic conditions, the state legislative climate, the taxing power of the issuer and expected cash flows from the project.
----------------------------------------------------------------------

Q What do the Funds offer investors?

A The Funds are designed for tax-sensitive investors. They seek consistent, attractive income that is exempt from state and federal income tax. The Funds offer professional management and diversification from a portfolio of quality municipal bonds. We manage the Funds with careful attention to credit quality and financial stability.

Q How did municipal bonds perform over the past year?

A Municipal bonds rebounded strongly as a slowing economy reduced the threat of higher interest rates and inflation. Most bond holders more than recovered from their losses in 1994 and recorded double-digit total returns. This was a reversal from 1994 when yields rose and bond prices declined. As growth moderated at the start of 1995, municipal bonds rallied resulting in unusually positive total returns.

Q How did the Funds perform?

A The Funds generated returns that paralleled the strong performance of the municipal bond market. At the beginning of 1995 we expected economic growth to moderate and interest rates to decline. So, we emphasized bonds that we expected to benefit from declining rates: non-callable, discount and zero coupon bonds. Since callable bonds are likely to be bought back by the issuer in this type of environment, we emphasized noncallable bonds to preserve income as rates declined. At the same time, these bonds became expensive relative to other municipal bonds and this contributed to the Funds' price appreciation.

  Discount bonds are sold at a discount from par, or value at maturity. Historically these bonds have tended to provide more price appreciation in a falling rate environment than bonds priced close to or above par.

  Zero coupon bonds represented a small portion of the portfolio. But, these bonds were important contributors to the Funds' strong price recovery. Because zeros pay income at maturity, they have historically tended to be the most sensitive to changes in interest rates. As rates declined, they were among the best performing holdings in the portfolio.

  We were pleased with the results of this strategy which helped the Funds participate in the strong recovery of municipal bonds this year.

Q Total returns were impressive, but municipal bond yields declined. Why?

A Yields declined for nearly every municipal bond investor, including your Funds. Slower economic growth lessens the potential for higher inflation which reduces net bond yields. We held a number of high coupon bonds and attempted to lock-in income by emphasizing selected non-callable bonds. While the Funds' income still declined, we believe the portfolio's holdings of these bonds helped the portfolio to maintain income.

Q Did talk about a 'flat tax' in Washington affect municipal bonds?

A Discussions about a 'flat tax' limited performance that otherwise would have been stronger than the impressive returns of 1995. The 'flat tax' would have been a negative for municipal bonds because it would have taxed municipal bond income. At this writing, the possibility of such a tax appears remote. But, the mere discussion of it caused municipal bonds to rise less in price than comparable U.S. Treasuries. As a result, we believe that municipals are still attractive values.

Q What is your outlook?

A We continue to be cautiously optimistic about the municipal bond market. We expect the economy to continue slowing to a sustainable, non-inflationary level. This should provide the potential for stable to declining interest rates over the next six months. In particular, we expect short-term interest rates to decline further, which could result in some price appreciation.

Q Why do you think growth will remain slow?

A Demographics are important to economic growth. With new home sales and new family formation slowing, we think economic growth should remain moderate compared to the 1980s and early 1990s. In addition, world economic growth is a factor. In Europe, growth has been slow, even with cuts in interest rates. Because U.S. growth is increasingly dependent on world growth, economic growth should not be a threat to bond investors for some time. Combined with a proposal to balance the federal budget, these could be strong positives for municipal bond investors over the long term.

Q What should shareholders expect?

A We think shareholders should not expect a repeat of the unusually positive performance in 1996; investors should look forward to returns to come primarily from income rather than price appreciation in the months ahead.

Q Are municipal bond funds still a good value?

A Even after such a great year, we believe municipal bond yields are still very attractive values compared to taxable bond yields. On November 30 the yield on a 30-year AA-rated municipal bond equaled 93% of the yield on a comparable U.S. Treasury bond. As rates declined, taxable bond yields declined more than tax free yields. This increased the attractiveness of municipal bonds compared to taxable bonds. As a result, the after-tax yield of municipal bonds remains relatively high by historical standards.

 *****************************[Bar Chart]*************************************
Relatively Attractive Municipal Bond Yields(6)
as of November 30, 1995

Municipal Bonds          5.7%
U.S. Treasury Bond      6.13%

Municipal bond yields recently equalled 93% of the yield on a comparable U.S. Treasury bond.

(6) Source: Keystone Investments, Inc. Based on a selection of 30-year AA-rated municipal bonds versus the yield on the 30-year U.S. Treasury bond on November 30, 1995.
 *****************************************************************************

                                  [diamond]
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors, Inc.,
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Growth of an Investment

 ************************[Line chart]**********************************
Comparison of change in value of a $10,000 investment in each Class of Keystone California Insured Tax Free Fund and the Lehman Municipal Bond Index.

$ In Thousands                  February 1, 1994 through November 30, 1995

   Average Annual Total Return
             1 Year    Life of Class
Class A      13.95%       2.13%
Class B      14.95%       2.33%
Class C      18.69%       4.24%

          Class A     Class B      Class C     LMBI*
 2/94      9404        9874        9873       10000
 3/94      8962        9440        9448        9345
 4/94      9043        9524        9532        9424
 5/94      9114        9589        9596        9506
 6/94      9011        9481        9487        9451
 7/94      9230        9700        9705        9624
 8/94      9263        9724        9728        9657
 9/94      9088        9541        9524        9515
10/94      8874        9306        9288        9346
11/94      8688        9100        9092        9177
12/94      8730        9152        9132        9379
 1/95      9123        9551        9529        9647
 2/95      9458        9899        9877        9928
 3/95      9463        9900        9879       10042
 4/95      9424        9846        9835       10054
 5/95      9876       10316       10305       10375
 6/95      9621       10046       10024       10284
 7/95      9644       10067       10045       10382
 8/95      9770       10185       10163       10514
 9/95      9845       10260       10238       10580
10/95     10088       10511       10488       10734
11/95     10394       10432       10791       10912

*LMBI = Lehman Municipal Bond Index

Past performance is no guarantee of future results. The performance of each Class may vary based on differences in loads and fees paid by the shareholder investing in the differenct classes. The Lehman Municipal Bond Index is from January 31, 1994.
******************************************************************************

********************************[Line chart]**********************************
Comparison of change in value of a $10,000 investment in each Class of Keystone Missouri Tax Free Fund and the
Lehman Municipal Bond Index.

$ In Thousands        February 1, 1994 through November 30, 1995

     Average Annual Total Return
            1 Year       Life of Class
Class A     14.16%          2.38%
Class B     14.79%          2.22%
Class C     18.78%          4.18%

         Class A    Class B    Class C      LMBI*
 2/94      9462       9944       9934      10000
 3/94      9068       9511       9510       9345
 4/94      9053       9495       9493       9424
 5/94      9173       9611       9608       9506
 6/94      9139       9564       9570       9451
 7/94      9318       9743       9748       9624
 8/94      9352       9767       9772       9657
 9/94      9178       9585       9568       9515
10/94      8985       9372       9364       9346
11/94      8710       9094       9075       9177
12/94      8962       9345       9325       9379
 1/95      9245       9628       9607       9647
 2/95      9479       9870       9849       9928
 3/95      9544       9925       9904      10042
 4/95      9577       9945       9924      10054
 5/95      9937      10319      10297      10375
 6/95      9795      10157      10146      10284
 7/95      9808      10177      10156      10382
 8/95      9965      10317      10306      10514
 9/95     10050      10403      10381      10580
10/95     10240      10599      10577      10734
11/95     10440      10410      10780      10912

*LMBI = Lehman Municipal Bond Index

Past performance is no guarantee of future results. The performance of each Class may vary based on differences in loads and fees paid by the shareholder investing in the differenct classes. The Lehman Municipal Bond Index is from January 31, 1994.
******************************************************************************

These charts graphically compare each Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Your Keystone Fund

Your Fund seeks current income, exempt from federal and state income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)

The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as the prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

Keystone State Tax Free Fund--Series II

The indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate the indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                  Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Keystone California Insured Tax Free Fund

SCHEDULE OF INVESTMENTS--November 30, 1995
                              Coupon    Maturity     Principal      Market
                               Rate       Date        Amount         Value
 ----------------------------------------------------------------------------
MUNICIPAL BONDS (100.6%)
  Alameda County,
   California,
   Certificates of
   Participation, Santa
   Rita Jail Project
   (MBIA)                     5.700%   12/01/2014   $1,000,000    $1,011,650
  Beverly Hills,
   California, School
   District (MBIA)            5.750    05/01/2020      500,000       508,135
  California Housing
   Finance Agency, Home
   Mortgage, Series B         8.600    08/01/2019      250,000       263,727
  California State Public
   Works Board (AMBAC)        5.250    12/01/2013       40,000        39,582
  California State
   Universities and
   Colleges, San Diego
   State University
   (AMBAC)                    6.125    11/01/2024    1,000,000     1,051,110
  California Statewide
   Communities
   Certificates (AMBAC)       5.500    10/01/2014      400,000       400,064
  Corona, California,
   Redevelopment Agency,
   Tax Allocation,
   Refunding
   Redevelopment Project,
   Area A, Series A
   (FGIC)                     6.250    09/01/2016      500,000       528,180
  East Bay, California,
   Municipal Utilities,
   Water System (MBIA)        5.000    06/01/2021      300,000       279,969
  La Canada, California,
   Unified School
   District (FGIC)
   (effective yield
   6.35%)(b)                  0.000    08/01/2011      500,000       210,290
  Los Angeles, California,
   Community
   Redevelopment Agency
   Refunding, Tax
   Allocation (FSA)           6.500    12/01/2016      750,000       807,300
  Los Angeles, California,
   Convention and
   Exhibition Center
   Authority, Lease
   Refunding, Series A
   (MBIA)                     5.375    08/15/2018      240,000       236,429
  Los Angeles, California,
   Convention and
   Exhibition Center
   Authority, Lease
   Refunding, Series A
   (MBIA)                     5.125    08/15/2013      400,000       385,704
  Los Angeles, California,
   Convention and
   Exhibition Center
   Authority, Lease
   Refunding, Series A
   (MBIA)                     6.000    08/15/2010    1,000,000     1,052,740
  Los Angeles, California,
   Department of
   Airports, Series A
   (FGIC)                     5.500    05/15/2010      120,000       121,064
  Los Angeles, California,
   Wastewater Systems
   Revenue, Series B
   (MBIA)                     5.875    06/01/2024      680,000       694,906
  Los Angeles County,
   California,
   Metropolitan
   Transportation
   Authority, Sales Tax
   Revenue (AMBAC)            5.000    07/01/2025      350,000       327,512
  Los Angeles County,
   California,
   Metropolitan
   Transportation
   Authority, Sales Tax
   Revenue (AMBAC)            5.500    07/01/2017    1,000,000     1,000,400
  MSR Public Power Agency,
   California, San Juan
   Project, Series B
   (MBIA)                     6.750    07/01/2011      400,000       434,540
  Madera County,
   California,
   Certificates of
   Participation, Valley
   Children's Hospital
   (MBIA)                     6.250    03/15/2007      250,000       274,540
  Oakland, California,
   Redevelopment Agency,
   Tax Allocation,
   Central District
   Redevelopment (MBIA)       5.000    09/01/2021    1,000,000       939,410
  Oakland, California,
   Pensions, Series A
   (FGIC)                     7.600    08/01/2021    3,750,000     4,116,112
  Petaluma, California,
   City Joint High School
   District (MBIA)
   (effective yield
   5.70%)(b)                  0.000    08/01/2011    1,375,000       587,208
  Petaluma, California,
   City Joint High School
   District (MBIA)
   (effective yield
   5.75%)(b)                  0.000    08/01/2012    1,555,000       623,866
  Petaluma, California,
   City Joint High School
   District (MBIA)
   (effective yield
   5.80%)(b)                  0.000    08/01/2013    1,755,000       660,828
  Pleasant Hill,
   California, Joint
   Powers Financing,
   Capital Improvement
   Project, Series A
   (MBIA)                     5.250    12/01/2016      400,000       388,104
  Rancho, California,
   Water District
   Financing Authority,
   Series 1994 (MBIA)         5.000    08/15/2014      300,000       284,568
  Rio Linda, California,
   Unified School
   District, Series A
   (AMBAC)                    7.400    08/01/2010      725,000       852,745
  Sacramento, California,
   Municipal Utility
   District, Series D
   (FGIC)                     5.250    11/15/2012      650,000       636,305

  See Notes to Schedule of Investments.              (continued on next page)

MUNICIPAL BONDS
(continued)
  San Diego County,
   California, Water
   Authority, Water
   Revenue Certificates
   of Participation
   (FGIC)                     5.681%   04/23/2008   $1,100,000    $ 1,158,762
  San Joaquin Hills,
   California,
   Transportation
   Corridor Agency, Toll
   Road Revenue               7.000    01/01/2030      400,000        422,344
  San Jose, California,
   Redevelopment Tax
   Allocation (MBIA)          6.000    08/01/2015      980,000      1,058,067
  San Jose-Santa Clara,
   California, Water
   Financing Authority,
   Sewer Revenue, Series
   A (FGIC)                   5.375    11/15/2015    1,000,000        992,060
  San Mateo, Foster City,
   California, School
   District Capital
   Appreciation, Series C
   (FGIC) (effective
   yield 5.60%)(b)            0.000    09/01/2003      100,000         69,202
  Santa Ana, California,
   Financing Authority
   (MBIA)                     6.250    07/01/2015      300,000        332,895
  Santa Ana, California,
   Financing Authority
   (MBIA)                     6.250    07/01/2024    2,000,000      2,249,860
  Southern California
   Public Power
   Authority,
   Transmission Project
   Revenue (FSA)
   (effective yield
   7.30%)(b)                  0.000    07/01/2014    2,500,000        901,325
  Vista, California,
   Community Development
   Commision, Tax
   Allocation Revenue
   (MBIA)                     5.250    09/01/2015    2,000,000      1,942,240
  Walnut Creek,
   California,
   Certificates of
   Participation, John
   Muir Medical Center
   (MBIA)                     5.000    02/15/2016      700,000        654,269
  Walnut Valley,
   California, Unified
   School District,
   Series A (MBIA)            6.000    08/01/2014      190,000        203,275
  Yorba Linda, California,
   Redevelopment Agency
   Capital Appreciation
   (MBIA) (effective
   yield 5.80%)(b)            0.000    09/01/2016    1,000,000        305,500
  ---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost--$27,470,228)                          29,006,787
  ---------------------------------------------------------------------------
TEMPORARY TAX-EXEMPT INVESTMENTS (1.5%)
  Anaheim, California,
   Certificates of
   Participation (Cost
   $430,000)(a)               3.800    08/01/2019      430,000        430,000
  ---------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $27,900,228)(c)                            29,436,787
OTHER ASSETS AND LIABILITIES--NET (-2.1%)                            (604,208)
  ---------------------------------------------------------------------------
NET ASSETS (100.0%)                                               $28,832,579
  ---------------------------------------------------------------------------

NOTE TO SCHEDULE OF INVESTMENTS:

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at the date of purchase) is the annual yield at which the bond accretes until its maturity date.

(c) The cost of investments for federal income tax purposes amounted to $27,913,350. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1995 are as follows:

    Gross unrealized
      appreciation                  $1,525,781
    Gross unrealized
      depreciation                      (2,344)
                                      ---------
    Net unrealized appreciation     $1,523,437
                                      =========

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Association

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)
                                                February 1, 1994
                                   Year         (Commencement of
                                  Ended          Operations) to
                               November 30,       November 30,
                                   1995               1994
 ---------------------------------------------------------------
Net asset value, beginning
  of period                     $    8.70            $10.00
 ---------------------------------------------------------------
Income from investment
  operations:
Net investment income                0.49              0.44
Net realized and
  unrealized gain (loss)
  on investments and
  closed futures contracts           1.17             (1.30)
 ---------------------------------------------------------------
Total from investment
  operations                         1.66             (0.86)
 ---------------------------------------------------------------
Less distributions from:
Net investment income               (0.47)            (0.44)
In excess of net
  investment income                 (0.03)             0.00
 ---------------------------------------------------------------
Total distributions                 (0.50)            (0.44)
 ---------------------------------------------------------------
Net asset value, end of
  period                        $    9.86            $ 8.70
 ---------------------------------------------------------------
Total return (a)                    19.63%            (8.78%)(c)
Ratios/supplemental data
Ratios to average net
  assets:
   Total expenses (b)                0.72%(e)          0.41%(d)
   Net investment income             5.37%             5.53%(d)
Portfolio turnover rate               119%              104%
 ---------------------------------------------------------------
Net assets, end of period
  (thousands)                      $4,555            $3,006
 ---------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 1.31% and 1.66% (annualized) for the fiscal year ended November 30, 1995 and the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.69%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                           February 1, 1994
                                              Year         (Commencement of
                                              Ended         Operations) to
                                          November 30,       November 30,
                                              1995               1994
 --------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.68             $10.00
 --------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.44               0.40
Net realized and unrealized
  gain (loss) on investments and
  closed futures contracts                     1.17              (1.28)
 --------------------------------------------------------------------------
Total from investment operations               1.61              (0.88)
 --------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.44)             (0.40)
In excess of net investment income            (0.03)             (0.04)
 --------------------------------------------------------------------------
Total distributions                           (0.47)             (0.44)
 --------------------------------------------------------------------------
Net asset value, end of period               $ 9.82             $ 8.68
 --------------------------------------------------------------------------
Total return (a)                              18.95%             (9.00%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                            1.48%(e)           1.16%(d)
 Net investment income                         4.57%              4.83%(d)
Portfolio turnover rate                         119%               104%
 --------------------------------------------------------------------------
Net assets, end of period (thousands)       $22,743            $11,415
 --------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.07% and 2.36% (annualized) for the fiscal year ended November 30, 1995 and for the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.45%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)
                                                     February 1, 1994
                                        Year         (Commencement of
                                        Ended         Operations) to
                                    November 30,       November 30,
                                        1995               1994
---------------------------------------------------------------------
Net asset value, beginning of
  period                               $ 8.68             $10.00
---------------------------------------------------------------------
Income from investment
  operations:
Net investment income                    0.43               0.39
Net realized and unrealized
  gain (loss) on investments
  and closed futures contracts           1.15              (1.29)
---------------------------------------------------------------------
Total from investment
  operations                             1.58              (0.90)
---------------------------------------------------------------------
Less distributions from:
Net investment income                   (0.43)             (0.39)
In excess of net investment
  income                                (0.03)             (0.03)
---------------------------------------------------------------------
Total distributions                     (0.46)             (0.42)
---------------------------------------------------------------------
Net asset value, end of period         $ 9.80             $ 8.68
---------------------------------------------------------------------
Total return (a)                        18.69%             (9.08%)(c)
Ratios/supplemental data
Ratios to average net assets:
   Total expenses (b)                    1.49%(e)           1.16%(d)
   Net investment income                 4.51%              4.96%(d)
Portfolio turnover rate                   119%               104%
---------------------------------------------------------------------
Net assets, end of period
  (thousands)                          $1,535               $624
---------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.07% and 2.38% annualized for the fiscal year ended November 30, 1995 and for the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.46%.

See Notes to Financial Statements.

Keystone California Insured Tax Free Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

Assets (Notes 1 and 4):
  Investments at market value (identified
    cost--$27,900,228)                                 $29,436,787
   Cash                                                      1,122
   Receivable for:
    Fund shares sold                                        30,261
    Interest                                               471,665
   Due from Investment Adviser                              32,086
   Unamortized organization expenses                         4,291
   Prepaid expenses                                             42
 ------------------------------------------------------------------
    Total assets                                        29,976,254
 ------------------------------------------------------------------
Liabilities (Notes 1, 2 and 4):
   Payable for:
    Investments purchased                                  977,460
    Fund shares redeemed                                    38,377
    Distribution to shareholders                           103,065
   Commissions payable to Principal Underwriter              2,244
   Accrued reimbursable expenses                             3,200
   Other accrued expenses                                   19,329
 ------------------------------------------------------------------
    Total liabilities                                    1,143,675
 ------------------------------------------------------------------
Net assets                                             $28,832,579
 ------------------------------------------------------------------
Net assets represented by (Note 1):
   Paid-in capital                                     $27,723,538
   Accumulated distributions in excess of net
    investment income                                      (27,037)
   Accumulated net realized gain (loss) on
    investments and closed futures contract               (400,481)
   Net unrealized appreciation (depreciation)
    on investments                                       1,536,559
 ------------------------------------------------------------------
    Total net assets                                   $28,832,579
 ------------------------------------------------------------------
Net asset value per share (Note 2):
   Class A Shares
    Net asset value of $4,554,679 / 462,058 shares
     outstanding                                             $9.86
    Offering price per share ($9.86 / 0.9525)
     (based on a sales charge of 4.75% of the
     offering price on November 30, 1995)                   $10.35
   Class B Shares
    Net asset value of $22,743,281 / 2,317,182
     shares outstanding                                      $9.82
   Class C Shares
    Net asset value of $1,534,619 / 156,535 shares
     outstanding                                             $9.80
 ------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1995

Investment Income (Note 1):
  Interest                                               $1,241,768
 -------------------------------------------------------------------
Expenses (Notes 1, 2 and 4):
   Management fee                          $  113,353
   Transfer agent fees                         24,058
   Custodian fees                              34,925
   Accounting                                  19,921
   Auditing                                     5,342
   Legal                                       14,222
   Printing                                    19,075
   Registration fees                            5,582
   Organization expenses                        1,169
   Distribution Plan expenses                 158,568
   Miscellaneous expenses                       3,147
   Reimbursement from Investment Adviser     (122,277)
 -------------------------------------------------------------------
    Total expenses                            277,085
    Less: Expenses paid indirectly
     (Note 4)                                  (5,486)
 -------------------------------------------------------------------
    Net expenses                                            271,599
 -------------------------------------------------------------------
Net investment income                                       970,169
 -------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments and futures contracts
  (Notes 1 and 3):
   Realized gain (loss) on:
    Investments sold                        1,017,407
    Closed futures contracts                 (346,168)
 -------------------------------------------------------------------
   Net realized gain (loss) on
    investments and closed futures
    contracts                                 671,239
 -------------------------------------------------------------------
   Net change in unrealized appreciation
   (depreciation) on:
      Investments                           1,970,314
      Futures contracts                       (87,875)
 -------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation) on investments                         1,882,439
 -------------------------------------------------------------------
   Net realized and unrealized gain
    (loss) on investments and futures
    contracts                                             2,553,678
 -------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                            $3,523,847
 -------------------------------------------------------------------

Keystone California Insured Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                         February 1, 1994
                                                         (Commencement of
                                         Year Ended       Operations) to
                                        November 30,       November 30,
                                            1995               1994
=========================================================================
Operations (Notes 1 and 3):
  Net investment income                  $   970,169       $   449,809
  Net realized gain (loss) on
   investments and closed futures
   contracts                                 671,239        (1,047,295)
  Net change in unrealized
   appreciation (depreciation) on
   investments                             1,882,439          (345,880)
-------------------------------------------------------------------------
    Net increase (decrease) in net
     assets resulting from operations      3,523,847          (943,366)
-------------------------------------------------------------------------
Distributions to shareholders from
  (Note 1):
  Net investment income
   Class A Shares                           (180,675)         (103,422)
   Class B Shares                           (746,674)         (327,857)
   Class C Shares                            (47,288)          (17,973)
  In excess of net investment
   income
   Class A Shares                            (12,433)                0
   Class B Shares                            (51,381)          (47,642)
   Class C Shares                             (3,254)           (2,036)
-------------------------------------------------------------------------
    Total distributions to
     shareholders                         (1,041,705)         (498,930)
-------------------------------------------------------------------------
Capital share transactions
  (Note 2):
  Proceeds from shares sold:
   Class A Shares                          1,987,577         3,653,153
   Class B Shares                         11,405,882        13,549,247
   Class C Shares                          1,005,793           942,116
  Payment for shares redeemed:
   Class A Shares                           (918,227)         (364,506)
   Class B Shares                         (2,323,287)       (1,189,908)
   Class C Shares                           (229,742)         (265,039)
  Net asset value of shares issued
   in reinvestment of dividends and
   distributions:
   Class A Shares                             45,806            19,906
   Class B Shares                            307,457           132,637
   Class C Shares                             24,916             8,952
-------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from capital share
 transactions                             11,306,175        16,486,558
-------------------------------------------------------------------------
    Total increase (decrease) in
       net assets                         13,788,317        15,044,262
Net assets:
  Beginning of period                     15,044,262                 0
-------------------------------------------------------------------------
  End of period [Including
   undistributed net investment
   income (accumulated
   distributions in excess of net
   investment income) as follows:
   November 1995--($27,037) and
   November 1994--$4,468] (Note 1)       $28,832,579       $15,044,262
-------------------------------------------------------------------------

See Notes to Financial Statements.

FEDERAL TAX STATUS-FISCAL 1995 DISTRIBUTIONS
(Unaudited)

The per share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

                          Tax-Exempt Income
                              Dividends
                       ------------------------
                      Class A           $0.50
                       ------------------------
                      Class B           $0.47
                       ------------------------
                      Class C           $0.46
                       ------------------------

In January 1996, we will send you complete information on distributions paid during the calendar year 1995 to assist you in completing your federal tax return.

Keystone Missouri Tax Free Fund

SCHEDULE OF INVESTMENTS--November 30, 1995
                              Coupon     Maturity     Principal      Market
                               Rate        Date        Amount         Value
 -----------------------------------------------------------------------------
MUNICIPAL BONDS (96.4%)
  Butler County, Missouri,
   Public Facilities
   Authority                   6.500%   12/01/2014   $1,105,000    $1,191,720
  Cape Girardeau County,
   Missouri, Industrial
   Development Authority,
   Southeast Missouri
   Hospital Association        5.250    06/01/2016    1,750,000     1,667,540
  Chesterfield, Missouri,
   General Obligation          6.300    02/15/2013      830,000       889,511
  Clay County, Missouri,
   Public Building
   Authority                   7.000    05/15/2014    1,000,000     1,132,160
  Greene County, Missouri,
   Single Family Mortgage
   (effective yield
   6.53%)(b)                   0.000    03/01/2016    1,000,000       305,240
  Jackson County,
   Missouri, Single
   Family Mortgage
   Revenue (effective
   yield 11.25%)(b)            0.000    03/01/2015    3,750,000     1,243,575
  Missouri Higher
   Education, Loan
   Authority, Student
   Loan, Series D              6.750    02/15/2009      500,000       525,810
  Missouri Higher
   Education, Student
   Loan, Series A              5.450    02/15/2009      600,000       567,078
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority,
   Union Electric Co.
   Project                     5.450    10/01/2028      700,000       678,405
  Missouri State Fourth
   Building, Series A          5.500    04/01/2020    4,000,000     4,057,120
  Missouri State Health
   and Educational
   Facilities Authority,
   Barnes-Jewish Inc.          5.250    05/15/2012      500,000       485,845
  Missouri State Health
   and Educational
   Facilities Authority,
   BJC Health Systems,
   Series A                    6.500    05/15/2020      500,000       542,010
  Missouri State Health
   and Educational
   Facilities Authority,
   Bethesda Health Group,
   Project A                   7.500    08/15/2012    1,000,000     1,042,970
  Missouri State Health
   and Educational
   Facilities Authority,
   National Benevolent
   Association                 6.000    02/01/2024      750,000       717,608
  Missouri State Health
   and Educational
   Facilities Authority,
   Series AA                   6.250    06/01/2016    1,500,000     1,584,015
  Missouri State Housing
   Development
   Commission, Single
   Family, GNMA, Series A      7.125    12/01/2014      500,000       543,265
  Missouri State Regional
   Convention and Sports
   Project                     5.500    08/15/2013      950,000       942,229
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   Capital Appreciation
   Revolving Program, Series
   D effective yield
   6.25%)(b)                   0.000    01/01/2017      975,000       294,041
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   Capital Appreciation
   Revolving Program, Series
   D (effective yield
   6.25%)(b)                   0.000    01/01/2016      985,000       314,451
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   State Revolving
   Program, Series A           6.050    07/01/2015      250,000       261,910
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   State Revolving
   Program, Series B           5.800    01/01/2015      500,000       518,610
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   State Revolving
   Program, Series B           7.200    07/01/2016      600,000       696,984
  Missouri State
   Environmental
   Improvement and Energy
   Resource Authority, Water
   Pollution Control,
   State Revolving
   Program, Series E           5.625    07/01/2016      500,000       504,345
  Puerto Rico
   Commonwealth,
   Refunding (Capital
   Guaranty)                   6.450    07/01/2017      500,000       533,345
  Puerto Rico
   Commonwealth,
   Telephone Authority         5.400    01/01/2008      600,000       611,292

  See Notes to Schedule of Investments.          (continued on next page)

  Puerto Rico Electric
   Power Authority,
   Series Z                    5.250%   07/01/2021   $1,000,000    $   950,120
  Puerto Rico Electric
   Power Authority,
   Series T                    6.000    07/01/2016      300,000        307,641
  Puerto Rico Electric
   Power Authority,
   Series U                    6.000    07/01/2014      320,000        328,150
  Puerto Rico Electric
   Power Authority,
   Series Y                    6.500    07/01/2006    1,000,000      1,131,790
  St. Louis County,
   Missouri, Industrial
   Development Authority,
   Health Facilities
   Revenue, GNMA, Mother
   of Perpetual Help           6.400    08/01/2035      500,000        530,135
  St. Louis County,
   Missouri, Regional
   Convention and Sports
   Facility, Convention
   and Sports Project          5.750    08/15/2021      500,000        495,380
  St. Louis County,
   Missouri, Series D          5.650    02/01/2015      250,000        249,665
  St, Louis, Missouri,
   Industrial Development
   Authority, Sewer and
   Solid Waste Disposal
   Facilities                  5.875    11/01/2026    1,000,000      1,009,820
 -----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost--$25,009,224)                           26,853,780
 -----------------------------------------------------------------------------
TEMPORARY TAX-EXEMPT INVESTMENTS (2.4%)
  Missouri State Health
   and Educational
   Facilities Authority
   (a)                         3.650    12/01/2019      595,000        595,000
  Missouri Higher
   Education, Student
   Loan, Series A (a)          3.850    06/01/2017       75,000         75,000
 -----------------------------------------------------------------------------
TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (COST $670,000)                 670,000
 -----------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$25,679,224)(c)                            27,523,780
OTHER ASSETS AND LIABILITIES--NET (1.2%)                               343,940
 -----------------------------------------------------------------------------
NET ASSETS (100.0%)                                                $27,867,720
 -----------------------------------------------------------------------------

NOTE TO SCHEDULE OF INVESTMENTS:

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(c) The cost of investments for federal income tax purposes amounted to $25,692,265. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at November 30, 1995 are as follows:

 Gross unrealized
  appreciation                  $1,831,515
 Gross unrealized
  depreciation                           0
                                  ---------
Net unrealized appreciation     $1,831,515
                                  =========

LEGEND OF PORTFOLIO ABBREVIATIONS

GNMA--Government National Mortgage Association

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                         February 1, 1994
                                                         (Commencement of
                                         Year Ended       Operations) to
                                        November 30,       November 30,
                                            1995               1994
-------------------------------------------------------------------------
Net asset value, beginning of
  period                                      $8.72           $10.00
-------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.50             0.44
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                            1.19            (1.28)
-------------------------------------------------------------------------
Total from investment operations               1.69            (0.84)
-------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.47)           (0.44)
In excess of net investment income            (0.03)            0.00(e)
-------------------------------------------------------------------------
Total distributions                           (0.50)           (0.44)
-------------------------------------------------------------------------
Net asset value, end of period                $9.91           $ 8.72
-------------------------------------------------------------------------
Total return (a)                              19.86%           (8.55%)(c)
Ratios/supplemental data
Ratios to average net assets:
   Total expenses (b)                          0.72%(f)         0.43%(d)
   Net investment income                       5.26%            5.38%(d)
Portfolio turnover rate                          74%              25%
-------------------------------------------------------------------------
Net assets, end of period
  (thousands)                                $4,848           $3,581
-------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of total expenses to average net assets" would have been 1.32% and 1.54% (annualized) for the fiscal year ended November 30, 1995 and for the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return indicated is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

(f) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.69%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                         February 1, 1994
                                                         (Commencement of
                                         Year Ended       Operations) to
                                        November 30,       November 30,
                                            1995               1994
-------------------------------------------------------------------------
Net asset value, beginning of
  period                                   $8.67              $10.00
-------------------------------------------------------------------------
Income from investment operations:
Net investment income                       0.44                0.40
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                         1.15               (1.29)
-------------------------------------------------------------------------
Total from investment operations            1.59               (0.89)
-------------------------------------------------------------------------
Less distributions from:
Net investment income                      (0.43)              (0.40)
In excess of net investment income         (0.03)              (0.04)
-------------------------------------------------------------------------
Total distributions                        (0.46)              (0.44)
-------------------------------------------------------------------------
Net asset value, end of period             $9.80              $ 8.67
-------------------------------------------------------------------------
Total return (a)                           18.79%              (9.06)(c)
Ratios/supplemental data
Ratios to average net assets:
   Total expenses (b)                       1.47%(e)            1.16%(d)
   Net investment income                    4.56%               4.70%(d)
Portfolio turnover rate                       74%                 25%
-------------------------------------------------------------------------
Net assets, end of period
  (thousands)                            $21,231             $12,906
-------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.08% and 2.49% (annualized) for year ended November 30, 1995 and for the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.44%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                         February 1, 1994
                                                         (Commencement of
                                         Year Ended       Operations) to
                                        November 30,       November 30,
                                            1995               1994
-------------------------------------------------------------------------
Net asset value, beginning of
  period                                  $    8.66           $10.00
-------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.43             0.39
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                            1.16            (1.29)
-------------------------------------------------------------------------
Total from investment operations               1.59            (0.90)
-------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.43)           (0.39)
In excess of net investment income            (0.03)           (0.05)
-------------------------------------------------------------------------
Total distributions                           (0.46)           (0.44)
-------------------------------------------------------------------------
Net asset value, end of period                $9.79           $ 8.66
-------------------------------------------------------------------------
Total return (a)                              18.78%           (9.25%)(c)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                            1.46%(e)         1.15%(d)
 Net investment income                         4.56%            4.72%(d)
Portfolio turnover rate                          74%              25%
-------------------------------------------------------------------------
Net assets, end of period
  (thousands)                                $1,788           $1,045
-------------------------------------------------------------------------

(a) Excluding applicable sales charges.

(b) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.07% and 2.60% (annualized) for the year ended November 30, 1995 and the period February 1, 1994 (Commencement of Operations) to November 30, 1994, respectively.

(c) Total return is calculated from February 1, 1994 (Commencement of Operations) to November 30, 1994.

(d) Annualized.

(e) "Ratio of total expenses to average net assets" for the year ended November 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.44%.

See Notes to Financial Statements.

Keystone Missouri Tax Free Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

Assets (Notes 1 and 4):
  Investments at market value (identified
    cost--$25,679,224)                                 $27,523,780
   Cash                                                        128
   Interest receivable                                     435,462
   Due from Investment Adviser                              34,400
   Unamortized organization expenses                         2,360
   Prepaid expenses                                             44
 ------------------------------------------------------------------
    Total assets                                        27,996,174
 ------------------------------------------------------------------
Liabilities (Notes 1, 2 and 4):
   Income distribution payable                             101,846
   Commissions payable to Principal Underwriter              2,474
   Accrued reimbursable expenses                             3,200
   Other accrued expenses                                   20,934
 ------------------------------------------------------------------
    Total liabilities                                      128,454
 ------------------------------------------------------------------
  Net assets                                           $27,867,720
 ------------------------------------------------------------------
Net assets represented by (Note 1):
   Paid-in capital                                     $26,732,969
   Accumulated distributions in excess of net
    investment income                                      (39,999)
   Accumulated net realized gain (loss) on
    investments  and closed futures contracts             (669,806)
   Net unrealized appreciation on investments            1,844,556
 ------------------------------------------------------------------
    Total net assets                                   $27,867,720
 ------------------------------------------------------------------
Net asset value per share (Note 2)
   Class A Shares
    Net asset value of $4,848,325 / 489,023 shares
     outstanding                                            $ 9.91
    Offering price per share ($9.91 / 0.9525)
     (based on a sales charge of 4.75% of the
     offering price November 30, 1995                       $10.40
   Class B Shares
    Net asset value of $21,230,965 / 2,166,339
     shares outstanding                                     $ 9.80
   Class C Shares
    Net asset value of $1,788,430 / 182,615 shares
     outstanding                                            $ 9.79
 ------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1995

  -----------------------------------------------------------------
Investment Income (Note 1):
 Interest                                              $1,310,031
Expenses (Notes 1, 2 and 4):
 Management fee                          $  120,166
 Transfer agent fees                         33,338
 Custodian fees                              29,698
 Accounting                                  20,721
 Auditing                                     5,342
 Legal                                        9,825
 Printing                                    19,239
 Registration fees                           13,937
 Organization expenses                          592
 Distribution Plan expenses                 173,126
 Miscellaneous expenses                       3,782
 Reimbursement from Investment Adviser     (132,621)
 -----------------------------------------------------------------
  Total expenses                            297,145
  Less: Expenses paid indirectly
    (Note 4)                                 (5,258)
 -----------------------------------------------------------------
  Net expenses                                            291,887
 -----------------------------------------------------------------
Net investment income                                   1,018,144
 -----------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments and futures contracts
  (Notes 1 and 3)
Realized gain (loss) on:
 Investments                                (50,881)
 Closed futures contracts                  (354,300)
 -----------------------------------------------------------------
 Net realized gain (loss) on
   investments and closed futures
   contracts                                             (405,181)
 -----------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments                             3,182,450
  Futures contracts                         (94,156)
 -----------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on investments                         3,088,294
 -----------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments and closed
   futures contracts                                    2,683,113
 -----------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations                            $3,701,257
 -----------------------------------------------------------------

Keystone Missouri Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                         February 1, 1994
                                                         (Commencement of
                                         Year Ended       Operations) to
                                        November 30,       November 30,
                                            1995               1994
=========================================================================
Operations (Notes 1 and 3):
  Net investment income                  $ 1,018,144       $   416,949
  Net realized gain (loss) on
   investments and closed futures
   contracts                                (405,181)         (253,329)
  Net change in unrealized
   appreciation (depreciation) on
   investments                             3,088,294        (1,243,738)
-------------------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting from operations       3,701,257        (1,080,118)
-------------------------------------------------------------------------
Distributions to shareholders from
 (Note 1):
  Net investment income
   Class A Shares                           (153,289)          (58,702)
   Class B Shares                           (791,351)         (324,108)
   Class C Shares                            (73,504)          (34,139)
  In excess of net investment
   income
   Class A Shares                            (11,167)             (466)
   Class B Shares                            (57,652)          (58,892)
   Class C Shares                             (5,355)           (5,609)
-------------------------------------------------------------------------
  Total distributions to
   shareholders                           (1,092,318)         (481,916)
-------------------------------------------------------------------------
Capital share transactions
  (Note 2):
  Proceeds from shares sold:
   Class A Shares                          4,076,405         4,347,894
   Class B Shares                          7,170,581        14,457,771
   Class C Shares                            931,369         1,600,310
  Payment for shares redeemed-Class
   A Shares
   Class A Shares                         (3,330,599)         (570,413)
   Class B Shares                         (1,245,399)         (479,634)
   Class C Shares                           (414,529)         (448,097)
  Net asset value of shares issued
   in reinvestment of dividends and
   distributions:
   Class A Shares                            103,984            29,808
   Class B Shares                            392,566           144,139
   Class C Shares                             42,017            12,642
-------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions                      7,726,395        19,094,420
-------------------------------------------------------------------------
   Total increase (decrease) in net
    assets                                10,335,334        17,532,386
Net assets:
  Beginning of period                     17,532,386                 0
-------------------------------------------------------------------------
  End of period [Including
   accumulated distributions in
   excess of net investment income
   as follows:
   November 1995--($39,999) and
   November 1994--($7,792)]
     (Note 1)                            $27,867,720       $17,532,386
-------------------------------------------------------------------------

See Notes to Financial Statements.

FEDERAL TAX STATUS-FISCAL 1995 DISTRIBUTIONS
(Unaudited)

The per share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

                          Tax-Exempt Income
                              Dividends
                      ------------------------
                      Class A          $0.50
                      ------------------------
                      Class B          $0.46
                      ------------------------
                      Class C          $0.46
                      ------------------------

In January 1996, we will send you complete information on distributions paid during the calendar year 1995 to assist you in completing your federal tax return.

Keystone State Tax Free Fund-Series II

NOTES TO FINANCIAL STATEMENTS
(1.) Significant Accounting Policies

Keystone State Tax Free Fund-Series II ("FUND") (formerly Keystone America State Tax Free Fund-Series II) was formed as a Massachusetts business trust on December 15, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The FUND currently offers shares of two separate non-diversified series evidencing interests in different portfolios of securities (individually the "Fund", collectively the "FUNDS"):
Keystone California Insured Tax Free Fund ("California Fund") (formerly Keystone America California Insured Tax Free Fund) and Keystone Missouri Tax Free Fund ("Missouri Fund") (formerly Keystone America Missouri Tax Free
Fund). The Funds had no operations prior to February 1, 1994.

Each Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they are held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase, and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the FUND's principal underwriter.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former members of management of Keystone and its affilates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. Tax-exempt bonds are valued on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B. When-issued or delayed-delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in the value based upon changes in the level of interest rates and other market factors, both before and after delivery.

C. Each Fund may enter into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, each Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by a Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in a Fund's federal taxable income. In addition to market risk, the Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

D. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/accreted for both financial reporting and federal income tax purposes.

E. Each Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Thus, each Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

F. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

G. Each Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains, if any, at least annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differences in the treatment of 12b-1 Distribution Plan charges and market discount of investment securities.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the FUND were as follows:

                                                  February 1,
                                                      1994
                                                 (Commencement
                                   Year Ended          of
                                    November     Operations) to
                                       30,        November 30,
                                      1995            1994
 --------------------------------------------------------------
California Fund
Class A Shares
Shares sold                           210,863        382,583
Shares redeemed                       (99,402)       (39,080)
Shares issued in reinvestment
  of dividends and
  distributions                         4,943          2,151
 --------------------------------------------------------------
Net increase (decrease)               116,404        345,654
 --------------------------------------------------------------
Class B Shares
Shares sold                         1,223,780      1,429,334
Shares redeemed                      (254,280)      (129,251)
Shares issued in reinvestment
  of dividends and
  distributions                        33,291         14,308
 --------------------------------------------------------------
Net increase (decrease)             1,002,791      1,314,391
 --------------------------------------------------------------
Class C Shares
Shares sold                           107,136         99,167
Shares redeemed                       (25,172)       (28,249)
Shares issued in reinvestment
  of dividends and
  distributions                         2,687            966
 --------------------------------------------------------------
Net increase (decrease)                84,651         71,884
 --------------------------------------------------------------
Missouri Fund
Class A Shares
Shares sold                           429,776        467,351
Shares redeemed                      (362,420)       (60,027)
Shares issued in reinvestment
  of dividends and
  distributions                        11,139          3,204
 --------------------------------------------------------------
Net increase (decrease)                78,495        410,528
 --------------------------------------------------------------
Class B Shares
Shares sold                           769,123      1,523,789
Shares redeemed                      (134,192)       (50,032)
Shares issued in reinvestment
  of dividends and
  distributions                        42,162         15,489
 --------------------------------------------------------------
Net increase (decrease)               677,093      1,489,246
 --------------------------------------------------------------
Missouri Fund
Class C Shares
Shares sold                           101,419        167,136
Shares redeemed                       (44,088)       (47,712)
Shares issued in reinvestment
  of dividends and
  distributions                         4,503          1,357
 --------------------------------------------------------------
Net increase (decrease)                61,834        120,781
 --------------------------------------------------------------

Each Fund bears some of the cost of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

Each Class A Distribution Plan provides for payments at an annual rate of up to 0.15% annually of the average daily net asset value of Class A shares to pay expenses for the distribution of Class A shares. Amounts paid by each Fund to KIDC under the Class A Distribution Plan are currently used to pay others (such as dealers) service fees at an annual rate of up to 0.15% of the average daily net asset value of Class A shares maintained by such others and remaining outstanding on the books of the Fund for specified periods.

Each Class B Distribution Plan provides for payments at an annual rate of 0.90% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. Amounts paid by each Fund under the Class B Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.15% of the price paid for each Class B

Keystone State Tax Free Fund-Series II

share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.15% of the average daily net asset value of the Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

Each Class C Distribution Plan provides for payments at an annual rate of up to 0.90% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by each Fund under the Class C Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase normally equal to 0.75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.15% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by a rule of the National Association of Security Dealers, Inc. ("NASD Rule")) plus service fees at the annual rate of 0.15%, respectively, of the average net asset value of each Class C share sold by such others and remaining outstanding on the Fund's books for specified periods.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

For the year ended November 30, 1995 the California Fund paid KIDC $5,342, $144,008 and $9,218 and the Missouri Fund paid $4,684, $154,093 and $14,349, pursuant to each Fund's respective Class A, Class B and C Class Distribution Plans.

Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the FUND under its Class B Distribution Plans are $881,590 and $1,004,012 for shares purchased prior to June 1, 1995 and $503,630 and $226,290 for shares purchased on or after June 1, 1995, for the California Fund and the Missouri Fund, respectively, as of November 30, 1995. The maximum uncollected amounts for which KIDC may seek payment from the FUND under its Class C Distribution Plans are $94,402 and $123,873, respectively, for the California Fund and the Missouri Fund as of November 30, 1995.

Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its respective Distribution Plan.

(3.) Securities Transactions

As of November 30, 1995, the capital loss carryover for federal income purposes for the California Fund was $387,000 which expires in 2002; and the capital loss carryover for the Missouri Fund was $657,000 which expires as follows:
2002--$152,000 and 2003--$505,000.

Purchases and sales of investment securities, excluding short-term securities, for the year ended November 30, 1995 were as follows:

                            Cost of       Proceeds
                           Purchases     From Sales
----------------------------------------------------
California Fund          $35,705,748    $24,090,235
Missouri Fund            $21,413,118    $15,927,734

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the FUND, dated December 15, 1993, Keystone provides investment management and administative services to each Fund. In return, Keystone is paid a management fee computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of each Fund.

During the year ended November 30, 1995, the California Fund and the Missouri Fund paid or accrued to Keystone $113,353 and $120,166, respectively, for investment management and administrative service fees.

Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the FUND's transfer agent. During the year ended November 30, 1995, the California Fund and the Missouri Fund paid or accrued to KIRC $24,058, and $33,338, respectively, for transfer agent fees.

During the year ended November 30, 1995, the California Fund and the Missouri Fund paid or accrued to KII $19,921, and $20,721, respectively, for certain accounting services.

Keystone had voluntarily limited the expenses of Class A Shares of each Fund to 0.35% for the Fund's first six months, after which the expense limitation was increased by 0.10% per quarter until May 15, 1995 when expenses were limited to 0.75%; expenses for Class B and C shares were limited to 1.10% for each Fund's first six months, after which the expense limitations were similarly increased until May 15, 1995 when expenses were limited to 1.50%. These expense limitations will continue until December 31, 1995. Keystone will not be required to make such reimbursement to the extent it would result in the Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code. In accordance with these expense limitations, Keystone reimbursed the California Fund and the Missouri Fund $122,277 and $132,621, respectively, for the year ended November 30, 1995. Keystone does not intend to seek repayment for these amounts.

The FUND has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1995, the California Fund and the Missouri Fund paid custody fees in the amount of $29,439 and $24,440, respectively, and received a credit of $5,486 and $5,258, respectively, pursuant to the expense offset arrangement, resulting in a total expense of $34,925 and $29,698, respectively. The assets deposited with the custodian under this expense offset arrangement could have been invested in an income-producing asset.

Certain officers and/or Directors of Keystone are also officers and/or Trustees of the FUND. Officers of Keystone and affiliated Trustees receive no compensation directly from the FUND. Currently, the Independent Trustees of the FUND receive no compensation for their services.

Keystone State Tax Free Fund-Series II

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone State Tax Free Fund--Series II

We have audited the financial statements of Keystone California Insured Tax Free Fund and Keystone Missouri Tax Free Fund, portfolios of Keystone State Tax Free Fund -- Series II (formerly Keystone America State Tax Free Fund -- Series II) ("FUND"), including the schedules of investments as of November 30, 1995 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 1, 1994 (Commencement of Operations) to November 30, 1994. These financial statements and financial highlights are the responsibility of the FUND's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone California Insured Tax Free Fund and Keystone Missouri Tax Free Fund, as of November 30, 1995, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the year then ended and for the period from February 1, 1994 to November 30, 1994 in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
January 5, 1996

                              Keystone's Services
                               for Shareholders

KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[Back cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other
Keystone funds, contact your financial adviser or call Keystone.

[Keystone Investments logo]
P.O. Box 2121
Boston, Massachusetts 02106-2121

STW-AR-1/96
3.1 M                                               ["Recycled" symbol]

[Front cover]

                                K E Y S T O N E

                                     STATE
                                 TAX FREE FUND
                                   SERIES II

          [PHOTO: Official-looking building with American flag flying]

                        CALIFORNIA INSURED TAX FREE FUND
                             MISSOURI TAX FREE FUND

                                [Keystone logo]

                                 ANNUAL REPORT
                               NOVEMBER 30, 1995